                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 --------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

               Date of Earliest Event Reported: November 17, 2003
                        (date of earliest event reported)

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
               (Exact name of Registrant as Specified in Charter)

               Delaware                              333-65554                             13-3460894
           (State or Other                          (Commission                         (I.R.S. Employer
    Jurisdiction of Incorporation)                  File Number)                     Identification Number)

                              Eleven Madison Avenue
                            New York, New York 10010
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                        Registrant's telephone number, including area code: (212) 325-2000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 6, Item 8 and Item 9 are not included because they are not applicable.

Item 7.  Financial Statements and Exhibits.

Information and Exhibits.

(a) Financial Statements of businesses acquired.

         Not applicable.

(b) Pro Forma financial information.

         Not applicable.

(c)         Exhibit No.                       Description

               25                              Form T-1 Statement of Eligibility under the Trust Indenture
                                               Act of 1939, as amended.  (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

                                                     By:    /s/John P. Graham
                                                        --------------------------------------------------
                                                          Name:  John P. Graham
                                                          Title:    Vice President

Dated:   November 17, 2003

Exhibit Index

Exhibit                        Description                                                    Page

25                             Form T-1 Statement of Eligibility under the Trust                 5
                               Indenture Act of 1939, as amended.
                               (Certain exhibits to Form T-1 are
                               incorporated by reference to Exhibit
                               25).
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